--------------------------------------------------------------------------------
MORGAN STANLEY                     [GRAPHIC OMITTED]               July 24, 2001
Securitized Products Group

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS



                                  $404,528,000

                                  APPROXIMATELY




                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                 SERIES 2001-NC2




                       MORTGAGE PASS-THROUGH CERTIFICATES



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                     [GRAPHIC OMITTED]               July 24, 2001
Securitized Products Group

--------------------------------------------------------------------------------


                           APPROXIMATELY $404,528,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2001-NC2

                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.
                                     SELLER

                             OCWEN FEDERAL BANK FSB
                                    SERVICER



                             TRANSACTION HIGHLIGHTS
                             ----------------------



--------------------------------------------------------------------------------------------------------------------
                                                                                                MODIFIED DURATION
   OFFERED                          EXPECTED RATINGS                         AVG LIFE TO CALL       TO CALL /
   CLASSES       DESCRIPTION      (S&P/FITCH/ MOODY'S)        BALANCE           / MTY(1)(2)         MTY(1)(2)
====================================================================================================================

     A-1           Floater            AAA/AAA/Aaa            261,802,000     2.68 / 2.92        2.43 / 2.58
-------------- ----------------- ----------------------- ---------------- ------------------ -------------------
     A-2           Floater            AAA/AAA/Aaa             68,763,000     2.62 / 2.82        2.38 / 2.51
-------------- ----------------- ----------------------- ---------------- ------------------ -------------------
     M-1           Floater             AA/AA/Aa2              25,412,000     5.34 / 5.90        4.66 / 5.02
-------------- ----------------- ----------------------- ---------------- ------------------ -------------------
     M-2           Floater               A/A/A2               22,726,000     5.31 / 5.82        4.56 / 4.88
-------------- ----------------- ----------------------- ---------------- ------------------ -------------------
     B-1           Floater           BBB-/BBB-/Baa3           25,825,000     5.29 / 5.59        4.37 / 4.54
--------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
--------------------------------------------------------------------------------

   OFFERED        PAYMENT WINDOW TO CALL /
   CLASSES               MTY(1)(2)              DAY COUNT           BENCHMARK
================================================================================
     A-1           9/01-8/09 / 9/01-5/19        Actual/360        1 Month LIBOR
--------------  ----------------------------- --------------- ------------------
     A-2           9/01-8/09 / 9/01-3/18        Actual/360        1 Month LIBOR
--------------  ----------------------------- --------------- ------------------
     M-1          11/04-8/09 / 11/04-6/16       Actual/360        1 Month LIBOR
--------------  ----------------------------- --------------- ------------------
     M-2          10/04-8/09 / 10/04-4/15       Actual/360        1 Month LIBOR
--------------  ----------------------------- --------------- ------------------
     B-1           9/04-8/09 / 9/04-8/13        Actual/360        1 Month LIBOR
--------------------------------------------------------------------------------


Notes:
------      (1)  Certificates are priced to the 10% optional clean-up call.

            (2)  Based on the pricing prepayment speed.  See details below.




ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust 2001-NC2

SELLER:                 Morgan Stanley Dean Witter Mortgage Capital Inc.

MASTER SERVICER:        Ocwen Federal Bank FSB

TRUSTEE:                Bankers Trust Company of California, N.A.

MANAGERS:               Morgan Stanley (lead manager); Blaylock & Partners, L.P.
                        and Utendahl Capital Partners, L.P. (co-managers)

RATING AGENCIES:        Standard and Poor's, Fitch, Inc. and Moody's Investors
                        Service

OFFERED CERTIFICATES:   Classes A-1, A-2, M-1, M-2, and B-1 Certificates

EXPECTED PRICING DATE:  July 27, 2001

EXPECTED CLOSING DATE:  August 23, 2001 through DTC and Euroclear or clearstream, Luxembourg. The Certificates will be sold without accrued interest.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         ----------------------



DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning September 25, 2001.

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to such Distribution
                        Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of fixed and
                        adjustable rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS: Approximately $327,252,448 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE       Approximately $85,953,889 of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT      o   Fixed Rate Mortgage Loans:  CPR starting at
SPEED:                      approximately 1.5333% CPR in month 1 and increasing
                            to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                        o   ARM Mortgage Loans:  CPR of 25%.

CREDIT ENHANCEMENT:     The Class A-1 and A-2 Certificates are credit enhanced
                        by:

                        1)   Net Monthly Excess Cashflow from the Mortgage
                             Loans,

                        2) 2.10% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.20% of the outstanding balance of the Mortgage Loans, subject to a 50bps floor,

                        3)   Subordination.

STEP-DOWN DATE:         The later to occur of:

                        (x)  the earlier of:
                             (a) the Distribution Date occurring in September 2004; and
                             (b) the Distribution Date on which the aggregate balance of the Class A-1 and A-2 Certificates is reduced to zero; and

                        (y) the first Distribution Date on which the ending pool balance has been reduced to 50% or less of the Mortgage Loan Balance as of the Cut-off Date.

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 50% of the Credit Enhancement
                        Percentage (with respect to the Class A Certificates).
                        The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of home equity loans that are 60 or more days delinquent.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                         ----------------------

CREDIT ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (including any overcollateralization) by (y) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account payments of principal on the Mortgage Loans as of the first day of the month in which the Distribution Date occurs and distributions of the principal distribution amount on the Offered
                        Certificates on such Distribution Date.

INITIAL SUBORDINATION   Class A:         20.00%
PERCENTAGE:             Class M-1:       13.85%
                        Class M-2:        8.35%
                        Class B:          2.10%

OPTIONAL CLEAN-UP CALL: When the ending principal balance of the Mortgage Loans is less than or equal to 10% of the original principal balance of the loans.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, (iii) the WAC Cap, and (iv) 16%.

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, (iii) the WAC Cap, and (iv) 16%.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

WAC CAP: As to any Distribution Date a per annum rate equal to to the weighted average gross rate of the Mortgage Loans less servicing and trustee fee rates.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group I Mortgage
                        Loans less servicing and trustee fee rates.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum  rate equal to
                        the weighted average gross rate of the Group II Mortgage
                        Loans less servicing and trustee fee rates.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                         ----------------------


CLASS A-1 BASIS RISK    As to any Distribution Date, the sum of:
CARRY FORWARD AMOUNT:
                       (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                        (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (iii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS A-2 BASIS RISK    As to any Distribution Date, the sum of:
CARRY FORWARD AMOUNT:
                        (i)    the excess, if any, of interest that would
                               otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                        (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (iii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS M-1, M-2 AND B-1  As to any Distribution Date, the supplemental interest
BASIS RISK CARRY        amount for each of the Class M-1, M-2 and B-1 will equal
FORWARD AMOUNTS:        the  sum of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the WAC Cap;

                        (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16%).

INTEREST DISTRIBUTIONS  On each Distribution Date, interest distributions from
ON OFFERED              the Interest Remittance Amount will be allocated as
CERTIFICATES:           follows:

                        (i) the portion of the Interest Remittance Amount attributable to the Loan Group I Mortgage Loans will be allocated first, to the Class A-1 Certificates and second, to the Class A-2 Certificates, its respective Accrued Certificate Interest and any unpaid interest shortfall amounts;

                        (ii) the portion of the Interest Remittance Amount attributable to the Loan Group II Mortgage Loans will be allocated first, to the Class A-2 Certificates and second, to the Class A-1 Certificates, its respective Accrued Certificate Interest and any unpaid interest shortfall amounts;

                        (iii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                        (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                        (v) to the Class B-1 Certificates, its Accrued Certificate Interest.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                         ----------------------


PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON        or (b) on which a Trigger Event is in effect, principal
OFFERED CERTIFICATES:   distributions from the Principal Distribution Amount
                        will be allocated as follows:

                        (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                         ----------------------



ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:
                        (i)    to the holders of the class of Certificates then
                               entitled to received distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, as part of the Principal Distribution Amount;

                        (ii) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                        (iii) to the Class M-1 Certificates, the allocated realized loss amount;

                        (iv) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                        (v) to the Class M-2 Certificates, the allocated realized loss amount;

                        (vi) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                        (vii) to the Class B-1 Certificates, the allocated realized loss amount;

                        (viii) concurrently, any Class A-1 Basis Risk Carry
                               Forward Amount to the Class A-1 Certificates and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                        (ix) sequentially, to Classes M-1, M-2 and B-1 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the excess of (i) the sum of
AMOUNT: (x) the Principal Remittance Amount and (y) the Extra Principal Distribution Amount over (ii) the over-collateralization release amount.

PRINCIPAL REMITTANCE    On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                 payments of principal collected or advanced on the
                        Mortgage Loans that were due during the Due Period, (ii) the principal portion of all partial and full prepayments received during such prepayment period,
                        (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during such prepayment period, (iv) the principal portion of repurchased Mortgage Loans received during such prepayment period, (v) the principal portion of substitution adjustments received during such prepayment period, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS      For any Distribution Date, the sum of (a) any
CASHFLOW:               overcollateralization release amounts and (b) the excess
                        of (x) available funds for such Distribution Date over
                        (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Offered
                        Certificates and (B) the unpaid interest shortfall amounts (not including Class A Basis Risk Carry Forward
                        Amounts) for the Class A Certificates and (C) the
                        Principal Remittance Amount.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (x) the Net
DISTRIBUTION AMOUNT:    Monthly Excess Cashflow for such Distribution Date and
                        (y) the overcollateralization deficiency amount for such Distribution Date.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                         ----------------------


CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows:  (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date, and (ii) in the case of the Class A-2 Certificates the numerator of which is the (x) the portion of the Principal
                        Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:    Certificate Principal Balance of the Class A
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and minus $2,066,032.

CLASS M-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date) and (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 72.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and minus
                        $2,066,032.

CLASS M-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and minus $2,066,032.

CLASS B-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), and (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and minus
                        $2,066,032.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      All Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-1, Class A-2 and
                        Class M-1 Certificates will be SMMEA eligible.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

TO MATURITY
-----------



        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


 DATES          PPC 0%        PPC 75%        PPC 100%      PPC 125%     PPC 150%
 -----          ------        -------        --------      --------     --------

Closing          100%           100%           100%          100%         100%
08/25/02          99             78             70            63           56
08/25/03          98             58             46            36           26
08/25/04          97             42             28            17            7
08/25/05          96             33             24            17            7
08/25/06          95             26             18            12            7
08/25/07          94             21             13             8            5
08/25/08          93             17             10             6            3
08/25/09          91             14              7             4            2
08/25/10          90             11              6             3            1
08/25/11          88              9              4             2            1
08/25/12          86              7              3             1            0
08/25/13          84              6              2             1            0
08/25/14          81              5              2             0            0
08/25/15          79              4              1             0            0
08/25/16          76              3              1             0            0
08/25/17          72              2              1             0            0
08/25/18          69              2              0             0            0
08/25/19          65              1              0             0            0
08/25/20          60              1              0             0            0
08/25/21          55              1              0             0            0
08/25/22          50              0              0             0            0
08/25/23          44              0              0             0            0
08/25/24          37              0              0             0            0
08/25/25          32              0              0             0            0
08/25/26          27              0              0             0            0
08/25/27          22              0              0             0            0
08/25/28          17              0              0             0            0
08/25/29          11              0              0             0            0
08/25/30           5              0              0             0            0
08/25/31           0              0              0             0            0

AVERAGE LIFE   19.71           3.94           2.92          2.21         1.65
TO MATURITY
(IN YEARS)

AVERAGE LIFE   19.67           3.64           2.68          2.02         1.50
TO CALL
(IN YEARS)




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

TO MATURITY
-----------




        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING



  DATES         PPC 0%        PPC 75%       PPC 100%      PPC 125%      PPC 150%
  -----         ------        -------       --------      --------      --------

Closing          100%           100%          100%          100%          100%
08/25/02          99             77            69            62            55
08/25/03          98             57            45            35            25
08/25/04          97             42            28            16             6
08/25/05          96             32            23            16             6
08/25/06          95             26            17            11             6
08/25/07          94             21            13             8             4
08/25/08          93             17             9             5             2
08/25/09          92             13             7             3             1
08/25/10          90             11             5             2             1
08/25/11          88              9             4             1             0
08/25/12          86              7             3             1             0
08/25/13          84              5             2             0             0
08/25/14          82              4             1             0             0
08/25/15          79              3             1             0             0
08/25/16          77              3             1             0             0
08/25/17          73              2             0             0             0
08/25/18          70              2             0             0             0
08/25/19          66              1             0             0             0
08/25/20          62              1             0             0             0
08/25/21          57              1             0             0             0
08/25/22          52              0             0             0             0
08/25/23          46              0             0             0             0
08/25/24          40              0             0             0             0
08/25/25          36              0             0             0             0
08/25/26          31              0             0             0             0
08/25/27          26              0             0             0             0
08/25/28          20              0             0             0             0
08/25/29          14              0             0             0             0
08/25/30           7              0             0             0             0
08/25/31           0              0             0             0             0

AVERAGE LIFE   20.09           3.85          2.82          2.12          1.57
TO MATURITY
(IN YEARS)

AVERAGE LIFE   20.04          3.58           2.62          1.97          1.45
TO CALL
(IN YEARS)





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

TO MATURITY
-----------



        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


 DATES          PPC 0%        PPC 75%       PPC 100%      PPC 125%      PPC 150%
 -----          ------        -------       --------      --------      --------

Closing           100%          100%           100%          100%         100%
08/25/02          100           100            100           100          100
08/25/03          100           100            100           100          100
08/25/04          100           100            100           100          100
08/25/05          100            87             64            54          100
08/25/06          100            70             48            31           31
08/25/07          100            57             35            21           12
08/25/08          100            46             26            15            8
08/25/09          100            37             20            10            5
08/25/10          100            29             15             7            2
08/25/11          100            24             11             5            0
08/25/12          100            19              8             2            0
08/25/13          100            15              6             0            0
08/25/14          100            12              4             0            0
08/25/15          100            10              2             0            0
08/25/16          100             8              0             0            0
08/25/17          100             6              0             0            0
08/25/18          100             5              0             0            0
08/25/19          100             4              0             0            0
08/25/20          100             1              0             0            0
08/25/21          100             0              0             0            0
08/25/22          100             0              0             0            0
08/25/23          100             0              0             0            0
08/25/24          100             0              0             0            0
08/25/25           88             0              0             0            0
08/25/26           75             0              0             0            0
08/25/27           62             0              0             0            0
08/25/28           47             0              0             0            0
08/25/29           31             0              0             0            0
08/25/30           15             0              0             0            0
08/25/31            0             0              0             0            0

AVERAGE LIFE    26.72          7.83           5.90          5.07         5.04
TO MATURITY
(IN YEARS)

AVERAGE LIFE    26.61          7.10           5.34          4.63         4.66
TO CALL
(IN YEARS)





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

TO MATURITY
-----------



        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


 DATES          PPC 0%        PPC 75%       PPC 100%      PPC 125%      PPC 150%
 -----          ------        -------       --------      --------      --------

Closing           100%          100%           100%          100%         100%
08/25/02          100           100            100            100         100
08/25/03          100           100            100            100         100
08/25/04          100           100            100            100         100
08/25/05          100            87             64             46          32
08/25/06          100            70             48             31          20
08/25/07          100            57             35             21          12
08/25/08          100            46             26             15           8
08/25/09          100            37             20             10           3
08/25/10          100            29             15              7           0
08/25/11          100            24             11              3           0
08/25/12          100            19              8              0           0
08/25/13          100            15              6              0           0
08/25/14          100            12              2              0           0
08/25/15          100            10              0              0           0
08/25/16          100             8              0              0           0
08/25/17          100             6              0              0           0
08/25/18          100             3              0              0           0
08/25/19          100             0              0              0           0
08/25/20          100             0              0              0           0
08/25/21          100             0              0              0           0
08/25/22          100             0              0              0           0
08/25/23          100             0              0              0           0
08/25/24          100             0              0              0           0
08/25/25           88             0              0              0           0
08/25/26           75             0              0              0           0
08/25/27           62             0              0              0           0
08/25/28           47             0              0              0           0
08/25/29           31             0              0              0           0
08/25/30           15             0              0              0           0
08/25/31            0             0              0              0           0

AVERAGE LIFE    26.71          7.76           5.82           4.85         4.43
TO MATURITY
(IN YEARS)

AVERAGE LIFE    26.61          7.10           5.31           4.45         4.10
TO CALL
(IN YEARS)





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

TO MATURITY
-----------



        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


 DATES          PPC 0%        PPC 75%       PPC 100%      PPC 125%      PPC 150%
 -----          ------        -------       --------      --------      --------

Closing           100%          100%           100%           100%        100%
08/25/02          100           100            100            100         100
08/25/03          100           100            100            100         100
08/25/04          100           100            100            100         100
08/25/05          100            87             64             46          32
08/25/06          100            70             48             31          18
08/25/07          100            57             35             21           9
08/25/08          100            46             26             12           2
08/25/09          100            37             18              5           0
08/25/10          100            29             12              1           0
08/25/11          100            24              7              0           0
08/25/12          100            17              3              0           0
08/25/13          100            12              0              0           0
08/25/14          100             8              0              0           0
08/25/15          100             5              0              0           0
08/25/16          100             2              0              0           0
08/25/17          100             0              0              0           0
08/25/18          100             0              0              0           0
08/25/19          100             0              0              0           0
08/25/20          100             0              0              0           0
08/25/21          100             0              0              0           0
08/25/22          100             0              0              0           0
08/25/23          100             0              0              0           0
08/25/24          100             0              0              0           0
08/25/25           88             0              0              0           0
08/25/26           75             0              0              0           0
08/25/27           62             0              0              0           0
08/25/28           47             0              0              0           0
08/25/29           31             0              0              0           0
08/25/30           12             0              0              0           0
08/25/31            0             0              0              0           0

AVERAGE LIFE    26.68          7.49           5.59           4.57        4.03
TO MATURITY
(IN YEARS)

AVERAGE LIFE    26.61          7.09           5.29           4.34        3.83
TO CALL
(IN YEARS)




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------



   DATE        CLASS A-1 CAP      CLASS A-2 CAP    CLASS M-1 CAP   CLASS M-2 CAP    CLASS B-1 CAP
-------------------------------------------------------------------------------------------------
                 ACTUAL/360        ACTUAL/360       ACTUAL/360      ACTUAL/360       ACTUAL/360
 8/25/2001           -                  -                -              -                 -
 9/25/2001         8.61%              8.21%            8.31%          8.31%             8.31%
10/25/2001         9.48               9.03             9.14           9.14              9.14
11/25/2001         9.18               8.74             8.84           8.84              8.84
12/25/2001         9.49               9.04             9.14           9.14              9.14
 1/25/2002         9.19               8.76             8.84           8.84              8.84
 2/25/2002         9.20               8.76             8.84           8.84              8.84
 3/25/2002        10.19               9.71             9.79           9.79              9.79
 4/25/2002         9.22               8.78             8.84           8.84              8.84
 5/25/2002         9.53               9.08             9.14           9.14              9.14
 6/25/2002         9.24               8.80             8.84           8.84              8.84
 7/25/2002         9.55               9.10             9.14           9.14              9.14
 8/25/2002         9.26               8.82             8.84           8.84              8.84
 9/25/2002         9.27               8.83             8.84           8.84              8.84
10/25/2002         9.59               9.13             9.14           9.14              9.14
11/25/2002         9.29               8.85             8.84           8.84              8.84
12/25/2002         9.61               9.16             9.14           9.14              9.14
 1/25/2003         9.31               8.87             8.84           8.84              8.84
 2/25/2003         9.33               8.89             8.84           8.84              8.84
 3/25/2003        10.34               9.85             9.79           9.79              9.79
 4/25/2003         9.36               8.91             8.84           8.84              8.84
 5/25/2003         9.68               9.23             9.14           9.14              9.14
 6/25/2003         9.39               8.94             8.85           8.85              8.85
 7/25/2003        10.86              10.56            10.25          10.25             10.25
 8/25/2003        10.54              10.24             9.93           9.93              9.93
 9/25/2003        10.56              10.26             9.93           9.93              9.93
10/25/2003        11.06              10.65            10.36          10.36             10.36
11/25/2003        10.73              10.39            10.04          10.04             10.04
12/25/2003        11.11              10.76            10.38          10.38             10.38
 1/25/2004        11.89              11.71            11.12          11.12             11.12
 2/25/2004        11.93              11.74            11.12          11.12             11.12
 3/25/2004        12.79              12.58            11.89          11.89             11.89


1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------



     DATE      CLASS A-1 CAP      CLASS A-2 CAP    CLASS M-1 CAP   CLASS M-2 CAP    CLASS B-1 CAP
-------------------------------------------------------------------------------------------------
                 ACTUAL/360        ACTUAL/360       ACTUAL/360      ACTUAL/360       ACTUAL/360

   4/25/2004        12.12            11.83            11.22            11.22           11.22
   5/25/2004        12.56            12.32            11.61            11.61           11.61
   6/25/2004        12.19            11.96            11.23            11.23           11.23
   7/25/2004        13.81            13.73            12.72            12.72           12.72
   8/25/2004        13.42            13.34            12.32            12.32           12.32
   9/25/2004        31.44            31.35            12.32            12.32           12.32
  10/25/2004        16.05            15.86            12.82            12.82           12.82
  11/25/2004        15.46            15.33            12.42            12.42           12.42
  12/25/2004        15.90            15.77            12.84            12.84           12.84
   1/25/2005        16.44            16.44            13.50            13.50           13.50
   2/25/2005        16.38            16.38            13.50            13.50           13.50
   3/25/2005        18.13            18.13            14.95            14.95           14.95
   4/25/2005        16.49            16.41            13.60            13.60           13.60
   5/25/2005        17.04            17.02            14.06            14.06           14.06
   6/25/2005        16.49            16.47            13.61            13.61           13.61
   7/25/2005        17.82            17.84            14.80            14.80           14.80
   8/25/2005        17.25            17.27            14.33            14.33           14.33
   9/25/2005        17.25            17.27            14.33            14.33           14.33
  10/25/2005        17.90            17.90            14.87            14.87           14.87
  11/25/2005        17.33            17.34            14.40            14.40           14.40
  12/25/2005        17.91            17.92            14.88            14.88           14.88
   1/25/2006        17.33            17.34            14.40            14.40           14.40
   2/25/2006        17.33            17.34            14.40            14.40           14.40
   3/25/2006        19.19            19.20            15.94            15.94           15.94
   4/25/2006        17.33            17.34            14.40            14.40           14.40
   5/25/2006        17.91            17.92            14.88            14.88           14.88
   6/25/2006        17.33            17.34            14.40            14.40           14.40
   7/25/2006        17.90            17.92            14.88            14.88           14.88
   8/25/2006        17.33            17.34            14.40            14.40           14.40
   9/25/2006        17.33            17.34            14.39            14.39           14.39
  10/25/2006        17.90            17.91            14.87            14.87           14.87
  11/25/2006        17.32            17.33            14.39            14.39           14.39
  12/25/2006        17.90            17.91            14.87            14.87           14.87



1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------



     DATE      CLASS A-1 CAP      CLASS A-2 CAP    CLASS M-1 CAP   CLASS M-2 CAP    CLASS B-1 CAP
-------------------------------------------------------------------------------------------------
                 ACTUAL/360        ACTUAL/360       ACTUAL/360      ACTUAL/360       ACTUAL/360

   1/25/2007        17.32            17.33             14.39           14.39            14.39
   2/25/2007        17.32            17.33             14.39           14.39            14.39
   3/25/2007        19.17            19.19             15.93           15.93            15.93
   4/25/2007        17.32            17.33             14.39           14.39            14.39
   5/25/2007        17.89            17.91             14.86           14.86            14.86
   6/25/2007        17.32            17.33             14.38           14.38            14.38
   7/25/2007        17.89            17.90             14.86           14.86            14.86
   8/25/2007        17.31            17.33             14.38           14.38            14.38
   9/25/2007        17.31            17.32             14.38           14.38            14.38
  10/25/2007        17.89            17.90             14.86           14.86            14.86
  11/25/2007        17.31            17.32             14.38           14.38            14.38
  12/25/2007        17.89            17.90             14.85           14.85            14.85
   1/25/2008        17.31            17.32             14.37           14.37            14.37
   2/25/2008        17.31            17.32             14.37           14.37            14.37
   3/25/2008        18.50            18.51             15.36           15.36            15.36
   4/25/2008        17.31            17.32             14.37           14.37            14.37
   5/25/2008        17.88            17.90             14.85           14.85            14.85
   6/25/2008        17.31            17.32             14.37           14.37            14.37
   7/25/2008        17.88            17.89             14.85           14.85            14.85
   8/25/2008        17.30            17.32             14.37           14.37            14.37
   9/25/2008        17.30            17.32             14.36           14.36            14.36
  10/25/2008        17.88            17.89             14.84           14.84            14.84
  11/25/2008        17.30            17.31             14.36           14.36            14.36
  12/25/2008        17.88            17.89             14.84           14.84            14.84
   1/25/2009        17.30            17.31             14.36           14.36            14.36
   2/25/2009        15.73            15.75             14.36           14.36            14.36
   3/25/2009        17.03            17.04             15.90           15.90            15.90
   4/25/2009        15.40            15.42             14.36           14.36            14.36
   5/25/2009        15.94            15.96             14.83           14.83            14.83
   6/25/2009        15.45            15.47             14.35           14.35            14.35
   7/25/2009        16.00            16.01             14.83           14.83            14.83
   8/25/2009        15.51            15.52             14.35           14.35            14.35
   9/25/2009        15.53            15.55             14.35           14.35            14.35



1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------



     DATE      CLASS A-1 CAP      CLASS A-2 CAP    CLASS M-1 CAP   CLASS M-2 CAP    CLASS B-1 CAP
-------------------------------------------------------------------------------------------------
                 ACTUAL/360        ACTUAL/360       ACTUAL/360      ACTUAL/360       ACTUAL/360
  10/25/2009        16.08            16.09            14.83           14.83            14.83
  11/25/2009        15.59            15.60            14.35           14.35            14.35
  12/25/2009        16.14            16.15            14.83           14.83            14.83
   1/25/2010        15.65            15.66            14.35           14.35            14.35
   2/25/2010        15.68            15.69            14.35           14.35            14.35
   3/25/2010        17.40            17.41            15.88           15.88            15.88
   4/25/2010        15.74            15.76            14.34           14.34            14.34
   5/25/2010        16.30            16.32            14.82           14.82            14.82
   6/25/2010        15.81            15.82            14.34           14.34            14.34
   7/25/2010        16.37            16.39            14.82           14.82            14.82
   8/25/2010        15.88            15.90            14.34           14.34            14.34
   9/25/2010        15.92            15.93            14.34           14.34            14.34
  10/25/2010        16.49            16.50            14.82           14.82            14.82
  11/25/2010        16.00            16.01            14.34           14.34            14.34
  12/25/2010        16.57            16.58            14.82           14.82            14.82
   1/25/2011        16.08            16.09            14.34           14.34            14.34
   2/25/2011        16.12            16.13            14.34           14.34            14.34
   3/25/2011        17.89            17.91            15.87           15.87            15.87
   4/25/2011        16.21            16.22            14.33           14.33            14.33
   5/25/2011        16.79            16.81            14.81           14.81            14.81
   6/25/2011        16.30            16.31            14.33           14.33            14.33
   7/25/2011        16.89            16.90            14.81           14.81            14.81
   8/25/2011        16.39            16.41            14.33           14.33            14.33
   9/25/2011        16.44            16.46            14.33           14.33            14.33
  10/25/2011        17.04            17.06            14.81           14.81            14.81
  11/25/2011        16.55            16.56            14.33           14.33            14.33
  12/25/2011        17.15            17.17            14.80           14.80            14.80
   1/25/2012        16.66            16.67            14.33           14.33            14.33
   2/25/2012        16.71            16.73            14.33           14.33            14.33
   3/25/2012        17.93            17.94            15.31           15.31            15.31
   4/25/2012        16.83            16.84            14.32           14.32            14.32
   5/25/2012        17.46            17.47            14.80           14.80            14.80



1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------



     DATE      CLASS A-1 CAP      CLASS A-2 CAP    CLASS M-1 CAP   CLASS M-2 CAP    CLASS B-1 CAP
-------------------------------------------------------------------------------------------------
                 ACTUAL/360        ACTUAL/360       ACTUAL/360      ACTUAL/360       ACTUAL/360
   6/25/2012        16.96            16.97            14.32           14.32            14.32
   7/25/2012        17.59            17.60            14.80           14.80            14.80
   8/25/2012        17.09            17.10            14.32           14.32            14.32
   9/25/2012        17.15            17.17            14.32           14.32            14.32
  10/25/2012        17.80            17.81            14.80           14.80            14.80
  11/25/2012        17.29            17.31            14.32           14.32            14.32
  12/25/2012        17.95            17.96            14.80           14.80            14.80
   1/25/2013        17.44            17.46            14.32           14.32            14.32
   2/25/2013        17.52            17.53            14.32           14.32            14.32
   3/25/2013        19.48            19.50            15.85           15.85            15.85
   4/25/2013        17.68            17.69            14.32           14.32            14.32
   5/25/2013        18.36            18.37            14.79           14.79            14.79
   6/25/2013        17.85            17.86            14.32           14.32            14.32
   7/25/2013        18.53            18.55            14.79           14.79            14.79
   8/25/2013        18.03            18.04            14.31           14.31            14.31
   9/25/2013        18.12            18.13            14.31           14.31            14.31
  10/25/2013        18.82            18.83            14.79           14.79            14.79
  11/25/2013        18.31            18.32            14.31           14.31              -
  12/25/2013        19.02            19.03            14.79           14.79              -
   1/25/2014        18.51            18.52            14.31           14.31              -
   2/25/2014        18.61            18.63            14.31           14.31              -
   3/25/2014        20.73            20.74            15.84           15.84              -
   4/25/2014        18.83            18.84            14.31           14.31              -
   5/25/2014        19.58            19.59            14.79           14.79              -
   6/25/2014        19.06            19.07            14.31           14.31              -
   7/25/2014        19.82            19.83            14.79           14.79              -
   8/25/2014        19.30            19.31            14.31           14.31              -
   9/25/2014        19.43            19.44            14.31           14.31              -
  10/25/2014        20.21            20.22            14.79           14.79              -
  11/25/2014        19.69            19.70            14.31           14.31              -
  12/25/2014        20.48            20.50            14.79           14.79              -
   1/25/2015        19.96            19.97            14.31           14.31              -
   2/25/2015        20.10            20.12            14.31           14.31              -
   3/25/2015        22.42            22.43            15.84           15.84              -



1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------



     DATE      CLASS A-1 CAP      CLASS A-2 CAP    CLASS M-1 CAP   CLASS M-2 CAP    CLASS B-1 CAP
-------------------------------------------------------------------------------------------------
                 ACTUAL/360        ACTUAL/360       ACTUAL/360      ACTUAL/360       ACTUAL/360
   4/25/2015        20.40            20.41            14.31           14.31             -
   5/25/2015        21.24            21.25            14.78           14.78             -
   6/25/2015        20.71            20.72            14.31           14.31             -
   7/25/2015        21.57            21.58            14.78           14.78             -
   8/25/2015        21.04            21.05            14.31             -               -
   9/25/2015        21.21            21.22            14.31             -               -
  10/25/2015        22.10            22.11            14.78             -               -
  11/25/2015        21.57            21.58            14.31             -               -
  12/25/2015        22.48            22.49            14.78             -               -
   1/25/2016        21.94            21.95            14.31             -               -
   2/25/2016        22.13            22.14            14.31             -               -
   3/25/2016        23.87            23.89            15.29             -               -
   4/25/2016        22.54            22.55            14.31             -               -
   5/25/2016        23.51            23.52            14.78             -               -
   6/25/2016        22.97            22.98            14.31             -               -
   7/25/2016        23.96            23.97            14.78             -               -
   8/25/2016        23.42            23.43            14.31             -               -
   9/25/2016        23.65            23.66            14.31             -               -
  10/25/2016        24.72            24.73              -               -               -
  11/25/2016        24.34            24.35              -               -               -
  12/25/2016        25.61            25.62              -               -               -
   1/25/2017        25.26            25.27              -               -               -
   2/25/2017        25.77            25.78              -               -               -
   3/25/2017        29.14            29.15              -               -               -
   4/25/2017        26.90            26.91              -               -               -
   5/25/2017        28.45            28.45              -               -               -
   6/25/2017        28.20            28.21              -               -               -
   7/25/2017        29.90            29.90              -               -               -
   8/25/2017        29.72            29.73              -               -               -
   9/25/2017        30.57            30.58              -               -               -
  10/25/2017        32.56            32.56              -               -               -
  11/25/2017        32.52            32.53              -               -               -
   12/25/2017       34.76            34.77              -               -               -



1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------



     DATE      CLASS A-1 CAP      CLASS A-2 CAP    CLASS M-1 CAP   CLASS M-2 CAP    CLASS B-1 CAP
-------------------------------------------------------------------------------------------------
                 ACTUAL/360        ACTUAL/360       ACTUAL/360      ACTUAL/360       ACTUAL/360
   1/25/2018        34.87            34.88
   2/25/2018        36.23            36.24
   3/25/2018        41.79            41.79              -               -                -
   4/25/2018        39.44            39.44              -               -                -
   5/25/2018        42.72            42.72              -               -                -
   6/25/2018        43.50            43.50              -               -                -
   7/25/2018        47.49            47.50              -               -                -
   8/25/2018        48.80              -                -               -                -
   9/25/2018        52.12              -                -               -                -
   10/25/2018       57.89              -                -               -                -
   11/25/2018       60.70              -                -               -                -
   12/25/2018       68.61              -                -               -                -
   1/25/2019        73.48              -                -               -                -
   2/25/2019        82.54              -                -               -                -
   3/25/2019        104.63             -                -               -                -
   4/25/2019        111.07             -                -               -                -
   5/25/2019        140.00             -                -               -                -
   6/25/2019        175.05             -                -               -                -
   7/25/2019        258.48             -                -               -                -
   8/25/2019        447.60             -                -               -                -
   9/25/2019       6,262.74            -                -               -                -



1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================


--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans: 2,791
Aggregate Principal Balance: 327,252,448
Weighted Average Current Mortgage Rate: 9.773
Weighted Average Margin: 6.612
Weighted Average Maximum Rate: 16.735
Weighted Average Original Term: 354
Weighted Average Stated Remaining Term: 352
Weighted Average Original LTV: 76.20
% Owner Occupied: 91.83
% Purchase: 16.54
% Full Doc: 61.67
Weighted Average Credit Score: 579
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
                     Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Product Types           Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year            23   1,095,809       0.33    10.668       120        118     57.95     100.00       0.00          84.47
Fixed - 15 Year           114   7,078,355       2.16    10.063       180        178     67.24      89.59       0.00          69.54
Fixed - 20 Year            52   3,500,429       1.07    10.377       240        238     72.59      93.42       2.68          86.68
Fixed - 25 Year             6     460,014       0.14    10.269       300        298     79.03     100.00       0.00          90.97
Fixed - 30 Year           429  42,844,707      13.09     9.851       360        358     73.12      88.04       8.91          67.29
ARM - 2 Year/6 Month    2,074 261,968,126      80.05     9.735       360        358     77.09      92.21      18.41          60.10
ARM - 3 Year/6 Month       93  10,305,008       3.15     9.886       360        358     75.62      97.45      19.19          60.45
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 1 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
Range of Gross       Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Interest Rates (%)      Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
     < =  7.999           200  31,825,581       9.73     7.636       357        355     70.99      92.51       8.03          65.28
 8.000 -  8.999           502  69,214,306      21.15     8.668       357        355     74.54      90.91      11.11          63.67
 9.000 -  9.999           850 105,648,422      32.28     9.616       355        352     78.38      90.72      15.51          61.32
10.000 - 10.999           673  70,238,287      21.46    10.553       350        348     78.75      92.67      24.75          59.84
11.000 - 11.999           372  33,942,927      10.37    11.494       352        349     75.00      94.05      24.02          58.25
12.000 - 12.999           156  13,324,187       4.07    12.497       353        351     71.56      94.81      11.08          61.38
13.000 - 13.999            33   2,654,308       0.81    13.413       345        343     68.51      84.17       9.12          69.65
14.000 - 14.999             5     404,430       0.12    14.357       353        351     65.71     100.00      56.70          86.11
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.990
Maximum: 14.500
Weighted Average: 9.773
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 2 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
Range of Cut-off           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
Date Principal       Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Balances ($)            Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
      1 -  25,000          23     518,978       0.16    10.729       234        232     38.97     100.00       0.00          81.09
 25,001 -  50,000         313  12,694,729       3.88    10.814       317        315     68.97      83.32      18.76          75.59
 50,001 -  75,000         541  34,042,536      10.40    10.347       345        343     73.94      89.76      14.64          74.42
 75,001 - 100,000         466  40,839,705      12.48    10.117       353        351     74.99      91.31      15.32          68.07
100,001 - 125,000         369  41,602,356      12.71     9.902       355        353     77.56      91.66      19.90          64.93
125,001 - 150,000         324  44,523,833      13.61     9.828       355        353     77.48      95.89      19.15          61.20
150,001 - 175,000         223  36,259,318      11.08     9.418       358        356     77.37      92.25      13.86          63.73
175,001 - 200,000         198  37,275,984      11.39     9.466       358        356     75.88      91.36      15.56          45.78
200,001 - 225,000         132  28,128,451       8.60     9.416       359        357     78.33      94.75      18.87          57.69
225,001 - 250,000         112  26,552,173       8.11     9.355       359        357     76.90      96.45      12.53          58.95
250,001 - 275,000          76  19,961,338       6.10     9.420       360        358     77.43      93.41      13.09          51.25
275,001 - 300,000           4   1,156,845       0.35     9.626       360        358     72.79      25.69      50.30          24.61
300,001 - 325,000           2     629,388       0.19     8.870       360        358     84.93     100.00      50.72          49.28
325,001 - 350,000           5   1,673,740       0.51     9.208       360        358     78.88      60.19      19.99          60.48
375,001 - 400,000           1     387,009       0.12    10.600       360        358     65.29     100.00     100.00           0.00
400,001 >=                  2   1,006,067       0.31     8.500       360        356     66.47       0.00       0.00          49.60
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 11,972
Maximum: 507,032
Average: 117,253
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 3 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
Range of             Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Original Terms          Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
120                        23   1,095,809       0.33    10.668       120        118     57.95     100.00       0.00          84.47
180                       115   7,128,011       2.18    10.067       180        178     67.11      89.66       0.00          69.05
240                        52   3,500,429       1.07    10.377       240        238     72.59      93.42       2.68          86.68
300                         6     460,014       0.14    10.269       300        298     79.03     100.00       0.00          90.97
360                     2,595 315,068,186      96.28     9.756       360        358     76.51      91.82      17.15          61.10
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 354
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
Range of             Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Remaining Terms         Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
109 - 120                  23   1,095,809       0.33    10.668       120        118     57.95     100.00       0.00          84.47
169 - 180                 115   7,128,011       2.18    10.067       180        178     67.11      89.66       0.00          69.05
229 - 240                  52   3,500,429       1.07    10.377       240        238     72.59      93.42       2.68          86.68
289 - 300                   6     460,014       0.14    10.269       300        298     79.03     100.00       0.00          90.97
349 - 360               2,595 315,068,186      96.28     9.756       360        358     76.51      91.82      17.15          61.10
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 359
Weighted Average: 352
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 4 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
                     Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Range of LTV Ratios     Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
     <=  40.00             82   5,344,749       1.63    10.128       337        335     29.22      91.67       0.00          55.68
40.01 -  50.00             98   9,854,318       3.01     9.284       339        337     46.23      83.01       3.77          45.05
50.01 -  60.00            156  17,687,485       5.40     9.343       347        345     56.12      89.76       4.52          52.32
60.01 -  70.00            459  51,442,175      15.72     9.862       351        349     66.85      86.87      10.54          56.65
70.01 -  80.00          1,119 130,427,860      39.86     9.760       354        352     77.95      91.00      16.61          58.88
80.01 -  90.00            876 112,413,577      34.35     9.841       358        356     86.48      96.15      23.00          70.46
90.01 - 100.00              1      82,284       0.03    10.490       360        358     90.49     100.00       0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.54
Maximum: 90.49
Weighted Average: 76.20
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 5 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
Range of Gross       Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Margins (%)             Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          624  54,979,314      16.80     9.932       324        322     72.07      88.92       7.11          69.36
     <= 5.000               3     520,601       0.16     8.295       360        358     81.81     100.00      25.27         100.00
5.001 - 5.500               2     347,545       0.11     8.151       360        358     70.36     100.00       0.00          60.35
5.501 - 6.000             111  15,058,485       4.60     8.775       360        358     79.84      96.70      11.61          61.84
6.001 - 6.500             820 106,180,557      32.45     9.270       360        358     79.28      90.15      22.16          56.60
6.501 - 7.000             966 118,573,175      36.23     9.932       360        358     76.74      93.47      17.62          62.02
7.001 - 7.500             265  31,592,772       9.65    11.105       360        358     69.30      93.78      12.38          63.28
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.640
Maximum: 7.500
Non-Zero Weighted Average: 6.612
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 6 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
Range of Maximum     Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Loan Rates (%)          Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          624  54,979,314      16.80     9.932       324        322     72.07      88.92       7.11          69.36
      <= 15.000           174  27,859,574       8.51     7.618       360        358     71.42      94.70       9.91          65.64
15.001 - 15.500           146  22,126,496       6.76     8.409       360        358     73.12      89.29      15.79          65.01
15.501 - 16.000           275  37,950,977      11.60     8.877       360        358     77.11      91.95      10.00          60.26
16.001 - 16.500           286  39,191,102      11.98     9.384       360        358     78.88      91.23      15.87          57.17
16.501 - 17.000           414  52,063,040      15.91     9.869       360        358     80.06      91.64      21.36          60.56
17.001 - 17.500           240  27,844,627       8.51    10.342       360        358     79.86      93.68      25.85          61.47
17.501 - 18.000           244  27,149,403       8.30    10.845       360        357     79.42      91.92      28.17          54.91
18.001 - 18.500           144  15,671,690       4.79    11.325       360        358     77.65      95.65      26.37          55.89
18.501 - 19.000           114  11,139,532       3.40    11.876       360        358     70.81      93.34      25.00          54.07
19.001 - 19.500            62   5,771,883       1.76    12.341       360        358     73.22      98.74      11.34          61.87
19.501 - 20.000            45   3,529,851       1.08    12.839       360        358     68.99      93.90       4.56          69.18
       > 20.000            23   1,974,961       0.60    13.484       360        358     65.88      84.39      12.26          69.66
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 13.990
Maximum: 21.500
Non-Zero Weighted Average: 16.735
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 7 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
Next Rate            Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Adjustment Dates        Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
2003-04-01                 15   2,299,641       0.70     9.874       360        356     71.62      74.83      18.55          44.54
2003-05-01                341  44,538,020      13.61     9.849       360        357     74.11      87.71      17.87          51.71
2003-06-01              1,717 215,059,708      65.72     9.710       360        358     77.77      93.33      18.50          62.02
2003-07-01                  1      70,757       0.02     8.500       360        359     80.00     100.00     100.00           0.00
2004-05-01                 17   1,850,270       0.57     9.589       360        357     67.68      95.23       0.00          51.30
2004-06-01                 76   8,454,738       2.58     9.951       360        358     77.36      97.94      23.39          62.45
Fixed Rate Loans          624  54,979,314      16.80     9.932       324        322     72.07      88.92       7.11          69.36
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2003-04-01
Maximum: 2004-06-01
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 8 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
Geographic             Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
Distribution of            of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
Mortgaged            Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Properties              Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
California                785 129,575,200      39.59     9.234       357        355     74.40      89.43      14.13          56.92
Illinois                  175  20,489,757       6.26    10.368       354        352     76.44      91.95      18.41          67.17
Michigan                  224  20,285,063       6.20    10.474       356        354     75.19      94.62       9.21          71.30
Florida                   213  19,664,421       6.01     9.980       355        353     78.66      94.40      30.06          54.64
Texas                     257  17,950,844       5.49    10.845       316        314     74.89      94.67       9.10          63.78
Massachusetts              76  12,353,143       3.77     9.453       360        358     74.77      93.74      13.75          56.55
Washington                 74   9,602,307       2.93     9.712       357        354     78.27      92.76      22.54          51.87
Colorado                   68   8,657,854       2.65     9.921       357        354     76.18      88.07      10.95          57.00
Minnesota                  73   7,860,683       2.40    10.064       357        355     77.44      92.19      10.83          74.70
Ohio                       91   6,693,445       2.05    10.149       350        348     79.45      89.69      17.20          90.29
Georgia                    65   6,262,058       1.91     9.946       354        352     77.44      93.30      18.06          59.69
Nevada                     40   5,344,040       1.63     9.446       358        356     81.36      92.02      35.73          60.29
Arizona                    53   5,163,558       1.58     9.788       359        356     79.32      96.89      26.05          73.78
Missouri                   52   4,443,208       1.36    10.191       356        354     78.38      95.29      22.09          75.66
New Jersey                 28   3,672,390       1.12     9.989       344        342     75.55     100.00      11.29          66.12
Other                     517  49,234,478      15.04    10.106       354        352     78.90      93.44      20.37          65.50
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 46
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
                     Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Occupancy               Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
Primary                 2,540 300,500,407      91.83     9.780       354        352     76.57     100.00      16.14          63.27
Investment                241  25,782,315       7.88     9.694       354        351     72.65       0.00      21.45          44.40
Second Home                10     969,727       0.30     9.627       360        358     56.39       0.00       8.43          22.19
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54           61.67
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 9 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
                     Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Property Type           Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
Single Family
Residence               2,285 259,671,391      79.35     9.801       353        351     76.29      94.24      14.53          63.38
PUD                       179  24,242,164       7.41     9.767       353        351     78.29      95.66      25.24          59.49
Condo                     133  16,840,211       5.15     9.402       358        356     74.52      88.22      23.19          59.56
2 Family                  103  13,666,425       4.18     9.860       359        357     77.46      69.86      20.40          55.87
3 Family                   33   5,327,608       1.63     9.799       360        358     71.06      70.49      17.83          37.53
4 Family                   24   5,089,629       1.56     9.162       360        358     70.66      40.61      41.28          41.11
Manufactured Housing       34   2,415,020       0.74    10.151       324        322     73.27      97.67      21.76          43.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
                     Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Loan Purpose            Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout     1,836 214,613,164      65.58     9.686       351        349     74.74      91.94       0.00          63.89
Refinance - Rate Term     495  58,515,711      17.88     9.797       357        355     77.02      93.45       0.00          65.20
Purchase                  460  54,123,574      16.54    10.093       360        358     81.15      89.63     100.00          49.01
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 10 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I Inc Trust 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                      2,791 records
2001-NC2; Group 1 Mortgage Loans                                                                               Balance: 327,252,448
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
                     Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Documentation Level     Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
Full                    1,835 201,803,799      61.67     9.728       353        350     77.18      94.22      13.14         100.00
Stated Documentation      756  97,662,197      29.84     9.944       355        353     73.54      90.09      23.06           0.00
Limited                   200  27,786,452       8.49     9.496       358        356     78.51      80.53      18.27           0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of       % of           % of
                                                                                                Mortgage   Mortgage       Mortgage
                                                % of                                             Pool by    Pool by        Pool by
                                            Mortgage                                           Aggregate  Aggregate      Aggregate
                                             Pool by                                             Cut-off    Cut-off        Cut-off
                                Aggregate  Aggregate  Weighted                                      Date       Date           Date
                       Number     Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal  Principal      Principal
                           of        Date       Date     Gross   Average    Average   Average    Balance    Balance        Balance
                     Mortgage   Principal  Principal  Interest  Original  Remaining  Original  are Owner        are       are Full
Credit Score            Loans     Balance    Balance      Rate      Term       Term       LTV   Occupied  Purchases  Documentation
----------------------------------------------------------------------------------------------------------------------------------
NA                          4     253,471       0.08    12.968       342        340     33.72     100.00       0.00          87.78
Below 500                   3     472,751       0.14    10.027       360        357     75.74     100.00       0.00          57.39
500 - 525                 413  46,565,761      14.23    10.460       356        354     75.02      95.17      10.82          72.50
526 - 550                 582  64,608,492      19.74    10.173       353        350     74.99      97.41      10.91          70.27
551 - 575                 514  60,569,019      18.51     9.919       357        354     76.38      94.79      14.78          65.85
576 - 600                 466  53,704,626      16.41     9.608       352        350     76.46      89.30      16.92          60.99
601 - 625                 366  44,562,739      13.62     9.347       354        352     77.04      89.16      18.79          50.41
626 - 650                 229  28,622,416       8.75     9.164       352        350     78.16      85.99      22.72          49.31
651 - 675                 106  14,430,315       4.41     9.076       350        347     80.43      89.26      34.54          45.79
676 - 700                  50   5,740,682       1.75     9.125       355        352     75.24      77.27      26.92          45.32
701 - 725                  32   4,326,425       1.32     8.773       354        352     75.06      73.83      43.29          38.45
726 - 750                  16   1,929,844       0.59     8.437       360        358     71.56      73.98      20.56          60.29
751 - 775                   8     906,972       0.28     8.614       360        358     73.54      89.69      35.95          43.35
776 - 800                   2     558,936       0.17     8.553       360        357     54.74      10.72       0.00          89.28
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,791 327,252,448     100.00     9.773       354        352     76.20      91.83      16.54          61.67
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 492
Maximum: 795
Weighted Average: 579
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 11 of 11

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
===================================================================================================================================


--------------------------------------------------------------------------------
SUMMARY STATISTICS
--------------------------------------------------------------------------------
Number of Mortgage Loans: 238
Aggregate Principal Balance: 85,953,889
Weighted Average Current Mortgage Rate: 9.212
Weighted Average Margin: 6.506
Weighted Average Maximum Rate: 16.265
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 357
Weighted Average Original LTV: 77.04
% Owner Occupied: 96.38
% Purchase: 17.32
% Full Doc: 46.19
Weighted Average Credit Score: 589


====================================================================================================================================
                                                                                                 % OF                        % OF
                                                                                               MORTGAGE       % OF         MORTGAGE
                                               % OF                                             POOL BY     MORTGAGE       POOL BY
                                             MORTGAGE                                          AGGREGATE    POOL BY       AGGREGATE
                                              POOL BY                                           CUT-OFF    AGGREGATE       CUT-OFF
                                  AGGREGATE  AGGREGATE WEIGHTED                                  DATE       CUT-OFF          DATE
                         NUMBER    CUT-OFF    CUT-OFF   AVERAGE  WEIGHTED  WEIGHTED  WEIGHTED  PRINCIPAL      DATE        PRINCIPAL
                           OF       DATE       DATE      GROSS    AVERAGE   AVERAGE   AVERAGE   BALANCE    PRINCIPAL       BALANCE
                        MORTGAGE  PRINCIPAL  PRINCIPAL INTEREST  ORIGINAL  REMAINING ORIGINAL  ARE OWNER    BALANCE        ARE FULL
     PRODUCT TYPES       LOANS     BALANCE    BALANCE    RATE      TERM      TERM       LTV    OCCUPIED  ARE PURCHASES DOCUMENTATION
====================================================================================================================================
Fixed - 20 Year                1     339,083      0.39     9.850       240       238     85.00    100.00         0.00         100.00
Fixed - 30 Year               19   7,232,762      8.41     8.527       360       358     75.05     96.19         0.00          65.14
ARM - 6 Month                  1     334,432      0.39     8.990       360       358     90.00    100.00         0.00         100.00
ARM - 2 Year/6 Month         210  75,239,114     87.53     9.293       360       358     77.15     96.64        19.21          44.82
ARM - 3 Year/6 Month           7   2,808,497      3.27     8.745       360       357     76.59     89.19        15.44          21.13
        Total:               238  85,953,889    100.00     9.212       360       357     77.04     96.38        17.32          46.19


----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 1 of 9

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
===================================================================================================================================

RANGE OF GROSS INTEREST RATES (%)
====================================================================================================================================


                                                                             % OF
                                                                           MORTGAGE
                                                                            POOL BY
                                                             AGGREGATE     AGGREGATE    WEIGHTED
                                                 NUMBER       CUT-OFF       CUT-OFF      AVERAGE     WEIGHTED     WEIGHTED
                                                   OF          DATE          DATE         GROSS      AVERAGE      AVERAGE
                                                MORTGAGE     PRINCIPAL     PRINCIPAL    INTEREST     ORIGINAL    REMAINING
      RANGE OF GROSS INTEREST RATES (%)          LOANS        BALANCE       BALANCE       RATE         TERM         TERM
====================================================================================================================================
<= 7.999                                            34        12,578,424         14.63       7.715       360          358
8.000 - 8.999                                       79        29,268,196         34.05       8.616       360          358
9.000 - 9.999                                       78        27,900,740         32.46       9.538       359          356
10.000 - 10.999                                     33        11,244,151         13.08      10.496       360          358
11.000 - 11.999                                     10         3,596,153          4.18      11.564       360          358
12.000 - 12.999                                      4         1,366,224          1.59      12.335       360          357
                   Total:                          238        85,953,889        100.00       9.212       360          357

------------------------------------------------------------------------------------------------------------------------------------


(continued)

                                                                 % OF                                % OF
                                                               MORTGAGE           % OF             MORTGAGE
                                                                POOL BY         MORTGAGE           POOL BY
                                                               AGGREGATE        POOL BY           AGGREGATE
                                                                CUT-OFF        AGGREGATE           CUT-OFF
                                                                 DATE           CUT-OFF              DATE
                                                  WEIGHTED     PRINCIPAL          DATE            PRINCIPAL
                                                   AVERAGE      BALANCE        PRINCIPAL           BALANCE
                                                  ORIGINAL     ARE OWNER        BALANCE            ARE FULL
      RANGE OF GROSS INTEREST RATES (%)              LTV       OCCUPIED      ARE PURCHASES      DOCUMENTATION
==================================================================================================================
<= 7.999                                            72.25         94.84              11.01              58.94
8.000 - 8.999                                       76.00         96.63              13.60              48.72
9.000 - 9.999                                       79.59         96.14              21.98              49.31
10.000 - 10.999                                     81.03         96.45              20.72              29.92
11.000 - 11.999                                     74.36        100.00              29.43              25.14
12.000 - 12.999                                     65.33        100.00               0.00               0.00
                   Total:                           77.04         96.38              17.32              46.19



Minimum  6990
Maximum  12500
Weighted Average  9212

====================================================================================================================================




====================================================================================================================================

RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)
====================================================================================================================================



                                                                                     % OF
                                                                                   MORTGAGE
                                                                                   POOL BY
                                                                     AGGREGATE    AGGREGATE    WEIGHTED
                                                          NUMBER      CUT-OFF      CUT-OFF     AVERAGE    WEIGHTED     WEIGHTED
                                                            OF         DATE          DATE       GROSS      AVERAGE     AVERAGE
                                                         MORTGAGE    PRINCIPAL    PRINCIPAL    INTEREST   ORIGINAL    REMAINING
     RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS       BALANCE      BALANCE       RATE       TERM         TERM
====================================================================================================================================
275,001 - 300,000                                           60      17,282,282      20.11      9.302         360          358
300,001 - 325,000                                           38      11,886,497      13.83      9.383         360          358
325,001 - 350,000                                           29       9,813,436      11.42      9.324         356          354
350,001 - 375,000                                           27       9,756,541      11.35      9.265         360          358
375,001 - 400,000                                           28      10,887,654      12.67      9.412         360          358
400,001 >=                                                  56      26,327,479      30.63      8.932         360          358
                        Total:                             238      85,953,889     100.00      9.212         360          357






(continued)



                                                                  % OF                            % OF
                                                                MORTGAGE         % OF           MORTGAGE
                                                                POOL BY        MORTGAGE          POOL BY
                                                               AGGREGATE       POOL BY          AGGREGATE
                                                                CUT-OFF       AGGREGATE          CUT-OFF
                                                                  DATE         CUT-OFF            DATE
                                                    WEIGHTED   PRINCIPAL         DATE           PRINCIPAL
                                                    AVERAGE     BALANCE       PRINCIPAL          BALANCE
                                                    ORIGINAL   ARE OWNER       BALANCE          ARE FULL
     RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)     LTV       OCCUPIED    ARE PURCHASES     DOCUMENTATION
==============================================================================================================

275,001 - 300,000                                   77.32        96.67            16.71             51.32
300,001 - 325,000                                   79.19        92.14            23.76             39.22
325,001 - 350,000                                   77.10       100.00            20.53             44.81
350,001 - 375,000                                   74.94        96.17            25.76             33.38
375,001 - 400,000                                   79.46        92.85            14.31             39.14
400,001 >=                                          75.63        98.29            11.72             54.13
                        Total:                      77.04        96.38            17.32             46.19



Minimum: 275,240
Maximum: 748,936
Average: 361,151






----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 2 of 9

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
====================================================================================================================================
RANGE OF ORIGINAL TERMS
====================================================================================================================================



                                                                      % OF
                                                                    MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE      AGGREGATE      WEIGHTED
                                       NUMBER        CUT-OFF        CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED      WEIGHTED
                                         OF           DATE            DATE         GROSS       AVERAGE       AVERAGE       AVERAGE
                                      MORTGAGE      PRINCIPAL      PRINCIPAL      INTEREST     ORIGINAL     REMAINING     ORIGINAL
      RANGE OF ORIGINAL TERMS          LOANS         BALANCE        BALANCE         RATE         TERM         TERM           LTV
====================================================================================================================================
240                                       1           339,083          0.39        9.850          240          238         85.00
360                                     237        85,614,805         99.61        9.210          360          358         77.00
              Total:                    238        85,953,889        100.00        9.212          360          357         77.04



(continued)


                                             % OF                                  % OF
                                           MORTGAGE           % OF               MORTGAGE
                                            POOL BY         MORTGAGE             POOL BY
                                           AGGREGATE         POOL BY            AGGREGATE
                                            CUT-OFF         AGGREGATE            CUT-OFF
                                             DATE            CUT-OFF               DATE
                                           PRINCIPAL          DATE              PRINCIPAL
                                            BALANCE         PRINCIPAL            BALANCE
                                           ARE OWNER         BALANCE             ARE FULL
      RANGE OF ORIGINAL TERMS              OCCUPIED       ARE PURCHASES       DOCUMENTATION
================================================================================================

240                                        100.00                0.00               100.00
360                                         96.37               17.38                45.97
              Total:                        96.38               17.32                46.19







Minimum: 240
Maximum: 360
Weighted Average: 360




RANGE OF REMAINING TERMS
===================================================================================================================================



                                                                      % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                     AGGREGATE      AGGREGATE     WEIGHTED
                                        NUMBER        CUT-OFF        CUT-OFF      AVERAGE      WEIGHTED      WEIGHTED      WEIGHTED
                                          OF           DATE           DATE         GROSS       AVERAGE       AVERAGE       AVERAGE
                                       MORTGAGE      PRINCIPAL      PRINCIPAL     INTEREST     ORIGINAL     REMAINING      ORIGINAL
      RANGE OF REMAINING TERMS          LOANS         BALANCE        BALANCE        RATE         TERM          TERM          LTV
===================================================================================================================================

229 - 240                                  1         339,083          0.39        9.850          240            238        85.00
349 - 360                                237      85,614,805         99.61        9.210          360            358        77.00
               Total:                    238      85,953,889        100.00        9.212          360            357        77.04



(continued)



                                         % OF                                  % OF
                                       MORTGAGE           % OF               MORTGAGE
                                        POOL BY         MORTGAGE             POOL BY
                                       AGGREGATE         POOL BY            AGGREGATE
                                        CUT-OFF         AGGREGATE            CUT-OFF
                                         DATE            CUT-OFF               DATE
                                       PRINCIPAL          DATE              PRINCIPAL
                                        BALANCE         PRINCIPAL            BALANCE
                                       ARE OWNER         BALANCE             ARE FULL
      RANGE OF REMAINING TERMS         OCCUPIED       ARE PURCHASES       DOCUMENTATION
=========================================================================================

229 - 240                              100.00                0.00               100.00
349 - 360                               96.37               17.38                45.97
               Total:                   96.38               17.32                46.19






Minimum: 238
Maximum: 358
Weighted Average: 357



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 3 of 9

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
===================================================================================================================================




                                                                  % OF
                                                                MORTGAGE
                                                                POOL BY
                                                AGGREGATE      AGGREGATE      WEIGHTED
                                  NUMBER         CUT-OFF        CUT-OFF        AVERAGE      WEIGHTED      WEIGHTED      WEIGHTED
                                    OF            DATE            DATE          GROSS       AVERAGE       AVERAGE        AVERAGE
                                 MORTGAGE       PRINCIPAL      PRINCIPAL      INTEREST      ORIGINAL     REMAINING      ORIGINAL
     RANGE OF LTV RATIOS           LOANS         BALANCE        BALANCE         RATE          TERM          TERM           LTV
===================================================================================================================================
<= 40.00                              3        1,220,593           1.42         9.379          360            358         30.01
40.01 - 50.00                         2          715,980           0.83         7.748          360            358         48.94
50.01 - 60.00                        16        5,711,545           6.64         9.479          360            358         57.60
60.01 - 70.00                        36       13,940,444          16.22         8.952          360            358         66.45
70.01 - 80.00                        99       35,061,572          40.79         9.033          360            358         77.61
80.01 - 90.00                        82       29,303,754          34.09         9.527          359            356         87.81
            TOTAL:                  238       85,953,889         100.00         9.212          360            357         77.04



(continued)

                                  MORTGAGE            % OF               MORTGAGE
                                  POOL BY           MORTGAGE             POOL BY
                                 AGGREGATE          POOL BY             AGGREGATE
                                  CUT-OFF          AGGREGATE             CUT-OFF
                                    DATE            CUT-OFF                DATE
                                 PRINCIPAL            DATE              PRINCIPAL
                                  BALANCE          PRINCIPAL             BALANCE
                                 ARE OWNER          BALANCE              ARE FULL
     RANGE OF LTV RATIOS          OCCUPIED       ARE PURCHASES        DOCUMENTATION
===================================================================================
<= 40.00                           100.00             0.00                72.60
40.01 - 50.00                      100.00             0.00                50.20
50.01 - 60.00                      100.00             0.00                29.70
60.01 - 70.00                       90.34             5.12                48.25
70.01 - 80.00                       95.89            15.45                41.77
80.01 - 90.00                       98.89            29.88                52.51
            Total:                  96.38            17.32                46.19
Minimum: 20.94
Maximum: 90.00
Weighted Average: 77.04




                                                                        % OF
                                                                      MORTGAGE
                                                                       POOL BY
                                                       AGGREGATE      AGGREGATE     WEIGHTED
                                          NUMBER        CUT-OFF        CUT-OFF      AVERAGE      WEIGHTED     WEIGHTED      WEIGHTED
                                            OF           DATE           DATE         GROSS       AVERAGE       AVERAGE      AVERAGE
                                         MORTGAGE      PRINCIPAL      PRINCIPAL     INTEREST     ORIGINAL     REMAINING     ORIGINAL
      RANGE OF GROSS MARGINS (%)          LOANS         BALANCE        BALANCE        RATE         TERM         TERM          LTV
====================================================================================================================================
Fixed Rate Loans                          20           7,571,846          8.81        8.586          355           352        75.50
<=5.000                                    1             294,641          0.34        8.500          360           358        72.30
5.501 - 6.000                              7           2,466,642          2.87        9.183          360           358        85.88
6.001 - 6.500                            120          43,514,985         50.63        8.992          360           358        78.09
6.501 - 7.000                             77          27,420,175         31.90        9.578          360           358        76.78
7.001 - 7.500                             12           4,371,045          5.09       10.362          360           358        66.39
7.501 - 8.000                              1             314,554          0.37        7.750          360           358        73.09
                TOTAL:                   238          85,953,889        100.00        9.212          360           357        77.04


(continued)

                                   MORTGAGE           % OF              MORTGAGE
                                    POOL BY         MORTGAGE             POOL BY
                                   AGGREGATE         POOL BY            AGGREGATE
                                    CUT-OFF         AGGREGATE            CUT-OFF
                                     DATE            CUT-OFF              DATE
                                   PRINCIPAL          DATE              PRINCIPAL
                                    BALANCE         PRINCIPAL            BALANCE
                                   ARE OWNER         BALANCE            ARE FULL
      RANGE OF GROSS MARGINS (%)   OCCUPIED       ARE PURCHASES       DOCUMENTATION
===================================================================================
Fixed Rate Loans                      96.36              0.00               66.70
<=5.000                              100.00              0.00                0.00
5.501 - 6.000                        100.00             26.90               33.52
6.001 - 6.500                         96.09             20.19               38.41
6.501 - 7.000                         97.25             19.81               51.03
7.001 - 7.500                         91.32              0.00               64.05
7.501 - 8.000                        100.00              0.00              100.00
                Total:                96.38             17.32               46.19
Non-Zero Minimum: 4.750
Maximum: 7.750
Non-Zero Weighted Average: 6.506

----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 4 of 9

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
===================================================================================================================================



                                                                            % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                           AGGREGATE      AGGREGATE    WEIGHTED
                                               NUMBER       CUT-OFF        CUT-OFF      AVERAGE    WEIGHTED     WEIGHTED
                                                 OF           DATE          DATE         GROSS      AVERAGE      AVERAGE
                                              MORTGAGE     PRINCIPAL      PRINCIPAL    INTEREST    ORIGINAL     REMAINING
      RANGE OF MAXIMUM LOAN RATES (%)          LOANS        BALANCE        BALANCE       RATE        TERM         TERM
===========================================================================================================================
Fixed Rate Loans                                  20      7,571,846          8.81       8.586         355           352
<=15.000                                          29     10,596,170         12.33       7.734         360           358
15.001 - 15.500                                   36     13,730,562         15.97       8.421         360           358
15.501 - 16.000                                   39     14,050,392         16.35       8.910         360           358
16.001 - 16.500                                   42     14,939,045         17.38       9.377         360           358
16.501 - 17.000                                   26      9,146,116         10.64       9.896         360           358
17.001 - 17.500                                   24      8,234,823          9.58      10.379         360           358
17.501 - 18.000                                    9      3,022,343          3.52      10.863         360           358
18.001 - 18.500                                    4      1,528,533          1.78      11.348         360           357
18.501 - 19.000                                    5      1,767,836          2.06      11.846         360           358
19.001 - 19.500                                    4      1,366,224          1.59      12.335         360           357
                  TOTAL:                         238     85,953,889        100.00       9.212         360           357


(continued)

                                                             % OF                               % OF
                                                           MORTGAGE          % OF             MORTGAGE
                                                           POOL BY         MORTGAGE            POOL BY
                                                          AGGREGATE        POOL BY            AGGREGATE
                                                           CUT-OFF        AGGREGATE            CUT-OFF
                                                             DATE          CUT-OFF              DATE
                                              WEIGHTED    PRINCIPAL          DATE             PRINCIPAL
                                              AVERAGE      BALANCE        PRINCIPAL            BALANCE
                                              ORIGINAL    ARE OWNER        BALANCE            ARE FULL
      RANGE OF MAXIMUM LOAN RATES (%)           LTV        OCCUPIED     ARE PURCHASES       DOCUMENTATION
=========================================================================================================
Fixed Rate Loans                               75.50        96.36               0.00               66.70
<=15.000                                       73.47        96.48              13.07               51.26
15.001 - 15.500                                75.32        97.76              13.10               39.00
15.501 - 16.000                                77.23        95.17              18.53               55.71
16.001 - 16.500                                76.31        95.80              24.98               51.85
16.501 - 17.000                                83.56        95.08              21.62               43.96
17.001 - 17.500                                83.05        95.16              20.09               28.93
17.501 - 18.000                                75.80       100.00              22.32               32.48
18.001 - 18.500                                70.30       100.00               0.00               33.98
18.501 - 19.000                                78.06       100.00              59.86               21.77
19.001 - 19.500                                65.33       100.00               0.00                0.00
                  TOTAL:                       77.04        96.38              17.32               46.19
Non-Zero Minimum: 13.990
Maximum: 19.500
Non-Zero Weighted Average: 16.265



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 5 of 9

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
===================================================================================================================================



                                                                        % OF
                                                                      MORTGAGE
                                                                       POOL BY
                                                       AGGREGATE      AGGREGATE     WEIGHTED
                                          NUMBER        CUT-OFF        CUT-OFF      AVERAGE      WEIGHTED     WEIGHTED      WEIGHTED
                                            OF           DATE           DATE         GROSS       AVERAGE       AVERAGE      AVERAGE
                                         MORTGAGE      PRINCIPAL      PRINCIPAL     INTEREST     ORIGINAL     REMAINING     ORIGINAL
      NEXT RATE ADJUSTMENT DATES          LOANS         BALANCE        BALANCE        RATE         TERM         TERM          LTV
====================================================================================================================================
2001-12-01                                   1          334,432          0.39         8.990          360           358        90.00
2003-04-01                                   5        2,163,335          2.52         9.387          360           356        81.15
2003-05-01                                  43       15,616,816         18.17         9.364          360           357        75.34
2003-06-01                                 162       57,458,963         66.85         9.271          360           358        77.49
2004-05-01                                   3        1,465,931          1.71         8.448          360           357        78.89
2004-06-01                                   4        1,342,566          1.56         9.069          360           358        74.07
Fixed Rate Loans                            20        7,571,846          8.81         8.586          355           352        75.50
                TOTAL:                     238       85,953,889        100.00         9.212          360           357        77.04


(continued)

                                            % OF                                 % OF
                                          MORTGAGE           % OF              MORTGAGE
                                           POOL BY         MORTGAGE             POOL BY
                                          AGGREGATE         POOL BY            AGGREGATE
                                           CUT-OFF         AGGREGATE            CUT-OFF
                                            DATE            CUT-OFF              DATE
                                          PRINCIPAL          DATE              PRINCIPAL
                                           BALANCE         PRINCIPAL            BALANCE
                                          ARE OWNER         BALANCE            ARE FULL
      NEXT RATE ADJUSTMENT DATES          OCCUPIED       ARE PURCHASES       DOCUMENTATION
==========================================================================================
2001-12-01                                  100.00             0.00              100.00
2003-04-01                                  100.00            22.60               81.53
2003-05-01                                   98.03            16.55               34.99
2003-06-01                                   96.13            19.80               46.11
2004-05-01                                  100.00             0.00                0.00
2004-06-01                                   77.38            32.29               44.20
Fixed Rate Loans                             96.36             0.00               66.70
                TOTAL:                       96.38            17.32               46.19

Non-Zero Minimum: 2001-12-01
Maximum: 2004-06-01

----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 6 of 9

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
===================================================================================================================================


                                                                                       % OF
                                                                                     MORTGAGE
                                                                                     POOL BY
                                                                       AGGREGATE    AGGREGATE    WEIGHTED
                                                            NUMBER      CUT-OFF      CUT-OFF     AVERAGE    WEIGHTED    WEIGHTED
                                                              OF          DATE         DATE       GROSS     AVERAGE     AVERAGE
                                                           MORTGAGE    PRINCIPAL    PRINCIPAL    INTEREST   ORIGINAL   REMAINING
     GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES         LOANS      BALANCE      BALANCE       RATE       TERM        TERM
===================================================================================================================================
California                                                    186   67,980,695        79.09      9.137        359          357
Texas                                                           5    1,788,158         2.08     10.944        360          358
Virginia                                                        5    1,523,356         1.77      8.826        360          358
Nevada                                                          4    1,429,510         1.66     10.071        360          357
Massachusetts                                                   4    1,414,481         1.65      8.663        360          358
Michigan                                                        4    1,382,237         1.61      9.570        360          358
Connecticut                                                     3    1,202,217         1.40      9.145        360          358
Maryland                                                        3    1,157,281         1.35      9.401        360          358
Florida                                                         3    1,152,237         1.34      8.138        360          358
Colorado                                                        3    1,029,559         1.20      9.879        360          358
Arizona                                                         3      924,369         1.08      8.755        360          358
Illinois                                                        2      684,910         0.80     10.307        360          358
Washington                                                      2      658,913         0.77      9.250        360          358
New Mexico                                                      2      646,573         0.75      9.717        360          358
New Jersey                                                      2      622,674         0.72      8.245        360          358
Other                                                           7    2,356,716         2.74     10.053        360          358
                         TOTAL:                               238   85,953,889       100.00      9.212        360          357


(continued)
                                                                         % OF                            % OF
                                                                       MORTGAGE         % OF           MORTGAGE
                                                                        POOL BY       MORTGAGE          POOL BY
                                                                       AGGREGATE      POOL BY          AGGREGATE
                                                                        CUT-OFF      AGGREGATE          CUT-OFF
                                                                         DATE         CUT-OFF            DATE
                                                            WEIGHTED   PRINCIPAL        DATE           PRINCIPAL
                                                            AVERAGE     BALANCE      PRINCIPAL          BALANCE
                                                            ORIGINAL   ARE OWNER      BALANCE          ARE FULL
     GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES          LTV      OCCUPIED    ARE PURCHASES     DOCUMENTATION
==================================================================================================================
California                                                  76.83       95.97            17.35             45.23
Texas                                                       71.03      100.00             0.00             20.11
Virginia                                                    79.32      100.00             0.00            100.00
Nevada                                                      86.28      100.00            51.99              0.00
Massachusetts                                               74.25      100.00            28.07            100.00
Michigan                                                    74.32      100.00            27.01             72.99
Connecticut                                                 73.23      100.00             0.00              0.00
Maryland                                                    81.35      100.00             0.00             27.08
Florida                                                     71.50       67.61             0.00              0.00
Colorado                                                    79.82      100.00             0.00             30.57
Arizona                                                     80.00      100.00            32.41             32.41
Illinois                                                    82.28      100.00           100.00             48.57
Washington                                                  85.29      100.00            47.06            100.00
New Mexico                                                  72.41      100.00             0.00            100.00
New Jersey                                                  84.55      100.00            45.49            100.00
Other                                                       79.32      100.00             0.00             61.85
                         TOTAL:                             77.04       96.38            17.32             46.19

Number of States/District of Columbia Represented: 22





                                                         % OF
                                                       MORTGAGE
                                                       POOL BY
                                     AGGREGATE        AGGREGATE       WEIGHTED
                       NUMBER         CUT-OFF          CUT-OFF         AVERAGE       WEIGHTED       WEIGHTED       WEIGHTED
                         OF             DATE             DATE           GROSS        AVERAGE         AVERAGE        AVERAGE
                      MORTGAGE       PRINCIPAL        PRINCIPAL       INTEREST       ORIGINAL       REMAINING      ORIGINAL
    OCCUPANCY          LOANS          BALANCE          BALANCE          RATE           TERM           TERM            LTV
===========================================================================================================================
Primary                 229       82,843,351            96.38         9.215            360             357         77.15
Investment                9        3,110,538             3.62         9.123            360             358         73.93
      TOTAL:            238       85,953,889           100.00         9.212            360             357         77.04


(continued)

                           % OF                                       % OF
                         MORTGAGE              % OF                 MORTGAGE
                          POOL BY            MORTGAGE               POOL BY
                         AGGREGATE           POOL BY               AGGREGATE
                          CUT-OFF           AGGREGATE               CUT-OFF
                           DATE              CUT-OFF                  DATE
                         PRINCIPAL             DATE                PRINCIPAL
                          BALANCE           PRINCIPAL               BALANCE
                         ARE OWNER           BALANCE                ARE FULL
    OCCUPANCY            OCCUPIED         ARE PURCHASES          DOCUMENTATION
==============================================================================
Primary                  100.00                  17.58                  46.22
Investment                 0.00                  10.41                  45.27
      TOTAL:              96.38                  17.32                  46.19

----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 7 of 9

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
===================================================================================================================================



                                                                      % OF
                                                                    MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE      AGGREGATE      WEIGHTED
                                       NUMBER        CUT-OFF        CUT-OFF       AVERAGE      WEIGHTED     WEIGHTED      WEIGHTED
                                         OF           DATE            DATE         GROSS       AVERAGE       AVERAGE       AVERAGE
                                      MORTGAGE      PRINCIPAL      PRINCIPAL      INTEREST     ORIGINAL     REMAINING     ORIGINAL
           PROPERTY TYPE               LOANS         BALANCE        BALANCE         RATE         TERM         TERM           LTV
===================================================================================================================================
Single Family Residence                 194        70,106,203         81.56        9.156          359           357         76.36
PUD                                      33        11,717,860         13.63        9.480          360           358         79.06
Condo                                     6         2,001,671          2.33        9.544          360           358         77.92
2 Family                                  3         1,172,842          1.36        9.718          360           358         86.90
Manufactured Housing                      1           483,516          0.56        7.990          360           357         85.00
3 Family                                  1           471,796          0.55        9.500          360           357         90.00
              TOTAL:                    238        85,953,889        100.00        9.212          360           357         77.04


(continued)
                                        % OF                                  % OF
                                      MORTGAGE           % OF               MORTGAGE
                                       POOL BY         MORTGAGE             POOL BY
                                      AGGREGATE         POOL BY            AGGREGATE
                                       CUT-OFF         AGGREGATE            CUT-OFF
                                        DATE            CUT-OFF               DATE
                                      PRINCIPAL          DATE              PRINCIPAL
                                       BALANCE         PRINCIPAL            BALANCE
                                      ARE OWNER         BALANCE             ARE FULL
           PROPERTY TYPE              OCCUPIED       ARE PURCHASES       DOCUMENTATION
======================================================================================
Single Family Residence                 96.53               15.35              44.51
PUD                                     97.41               23.48              52.84
Condo                                   81.35               46.17              49.12
2 Family                               100.00               37.95              31.28
Manufactured Housing                   100.00                0.00             100.00
3 Family                               100.00                0.00             100.00
              TOTAL:                    96.38               17.32              46.19




                                                                    % OF
                                                                  MORTGAGE
                                                                  POOL BY
                                                  AGGREGATE      AGGREGATE      WEIGHTED
                                     NUMBER        CUT-OFF        CUT-OFF       AVERAGE      WEIGHTED      WEIGHTED      WEIGHTED
                                       OF           DATE            DATE         GROSS        AVERAGE       AVERAGE       AVERAGE
                                    MORTGAGE      PRINCIPAL      PRINCIPAL      INTEREST     ORIGINAL      REMAINING     ORIGINAL
          LOAN PURPOSE               LOANS         BALANCE        BALANCE         RATE         TERM          TERM           LTV
===================================================================================================================================
Refinance - Cashout                   155        56,297,780         65.50        9.152          359           357          75.29
Purchase                               43        14,884,116         17.32        9.423          360           358          84.07
Refinance - Rate Term                  40        14,771,993         17.19        9.229          360           358          76.60
             TOTAL:                   238        85,953,889        100.00        9.212          360           357          77.04

(continued)

                                     % OF                                   % OF
                                   MORTGAGE            % OF               MORTGAGE
                                    POOL BY          MORTGAGE             POOL BY
                                   AGGREGATE         POOL BY             AGGREGATE
                                    CUT-OFF         AGGREGATE             CUT-OFF
                                     DATE            CUT-OFF                DATE
                                   PRINCIPAL           DATE              PRINCIPAL
                                    BALANCE         PRINCIPAL             BALANCE
                                   ARE OWNER         BALANCE              ARE FULL
          LOAN PURPOSE             OCCUPIED       ARE PURCHASES        DOCUMENTATION
====================================================================================
Refinance - Cashout                  95.85               0.00                45.83
Purchase                             97.82             100.00                35.98
Refinance - Rate Term                96.96               0.00                57.83
             TOTAL:                  96.38              17.32                46.19


----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 8 of 9

MORGAN STANLEY DEAN WITTER CAPITAL I INC TRUST 2001-NC2                                                  MORGAN STANLEY DEAN WITTER
                                                                                                                        238 RECORDS
2001-NC2; GROUP 2 MORTGAGE LOANS                                                                               BALANCE:  85,953,889
===================================================================================================================================




                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                 AGGREGATE      AGGREGATE      WEIGHTED
                                   NUMBER         CUT-OFF        CUT-OFF       AVERAGE      WEIGHTED       WEIGHTED      WEIGHTED
                                     OF            DATE            DATE         GROSS        AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE       PRINCIPAL      PRINCIPAL      INTEREST     ORIGINAL      REMAINING      ORIGINAL
      DOCUMENTATION LEVEL           LOANS         BALANCE        BALANCE         RATE         TERM           TERM          LTV
===================================================================================================================================
Full                                 109       39,699,208          46.19        8.985           359            357         77.83
Stated Documentation                  94       33,248,062          38.68        9.528           360            358         75.10
Limited                               35       13,006,618          15.13        9.098           360            358         79.54
            TOTAL:                   238       85,953,889         100.00        9.212           360            357         77.04


(continued)

                                     % OF                                   % OF
                                   MORTGAGE            % OF               MORTGAGE
                                   POOL BY           MORTGAGE             POOL BY
                                  AGGREGATE          POOL BY             AGGREGATE
                                   CUT-OFF          AGGREGATE             CUT-OFF
                                     DATE            CUT-OFF                DATE
                                  PRINCIPAL            DATE              PRINCIPAL
                                   BALANCE          PRINCIPAL             BALANCE
                                  ARE OWNER          BALANCE              ARE FULL
      DOCUMENTATION LEVEL          OCCUPIED       ARE PURCHASES        DOCUMENTATION
====================================================================================
Full                                  96.45             13.49               100.00
Stated Documentation                  95.85             18.95                 0.00
Limited                               97.51             24.83                 0.00
            TOTAL:                    96.38             17.32                46.19


                                                           % OF
                                                         MORTGAGE
                                                          POOL BY
                                        AGGREGATE        AGGREGATE      WEIGHTED
                         NUMBER          CUT-OFF          CUT-OFF        AVERAGE      WEIGHTED       WEIGHTED       WEIGHTED
                           OF             DATE             DATE           GROSS        AVERAGE        AVERAGE        AVERAGE
                        MORTGAGE        PRINCIPAL        PRINCIPAL      INTEREST      ORIGINAL       REMAINING      ORIGINAL
    CREDIT SCORE          LOANS          BALANCE          BALANCE         RATE          TERM           TERM            LTV
============================================================================================================================
500 - 525                   27          9,480,165           11.03        10.001           356             354         71.03
526 - 550                   31         11,034,272           12.84         9.084           360             358         71.96
551 - 575                   42         15,815,019           18.40         9.442           360             358         77.89
576 - 600                   43         15,767,643           18.34         9.129           360             358         78.70
601 - 625                   39         14,319,098           16.66         8.850           360             358         79.48
626 - 650                   23          7,783,525            9.06         9.353           360             358         80.60
651 - 675                   21          7,649,644            8.90         8.927           360             358         78.49
676 - 700                    6          2,178,955            2.54         8.983           360             358         78.55
701 - 725                    4          1,240,049            1.44         8.831           360             358         77.53
726 - 750                    1            305,577            0.36         7.875           360             358         85.00
751 - 775                    1            379,940            0.44         7.250           360             358         58.54
       TOTAL:              238         85,953,889          100.00         9.212           360             357         77.04


(continued)
                         % OF                                      % OF
                       MORTGAGE             % OF                 MORTGAGE
                        POOL BY           MORTGAGE               POOL BY
                       AGGREGATE           POOL BY              AGGREGATE
                        CUT-OFF           AGGREGATE              CUT-OFF
                         DATE              CUT-OFF                 DATE
                       PRINCIPAL            DATE                PRINCIPAL
                        BALANCE           PRINCIPAL              BALANCE
                       ARE OWNER           BALANCE               ARE FULL
    CREDIT SCORE       OCCUPIED         ARE PURCHASES         DOCUMENTATION
===========================================================================
500 - 525                100.00                9.45                  50.09
526 - 550                100.00                7.32                  57.71
551 - 575                 97.60               14.48                  48.13
576 - 600                 95.55               13.56                  50.22
601 - 625                 94.60               22.87                  44.05
626 - 650                 96.46               31.81                  48.88
651 - 675                 91.11               26.68                  29.72
676 - 700                100.00               15.47                  13.22
701 - 725                 75.83               25.58                   0.00
726 - 750                100.00              100.00                   0.00
751 - 775                100.00                0.00                 100.00
       TOTAL:             96.38               17.32                  46.19

Minimum: 500
Maximum: 762
Weighted Average: 589


----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
                                                                                                                     Page 9 of 9